ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this "**Agreement**"), dated as of January 06, 2016, is made by and between Vacation Technologies International, Inc. d/b/a International Vacation Hotels, a Texas corporation ("**Seller**"), InnSuites Hospitality Trust, an Ohio unincorporated real estate investment trust ("**IHT**"), and IBC Hotels, LLC, an Arizona limited liability company ("**Buyer**").

RECITAL

Seller is engaged in the business of providing Global Distribution System – GDS connectivity, booking engines and reservations services to hotels worldwide (the "**Business**").

Seller now desires to sell and transfer to Buyer, and Buyer desires to purchase and acquire from Seller, the assets described herein used in connection with the Business subject to the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

ARTICLE 1

PURCHASE AND SALE OF ASSETS

1.1 Purchase of Assets

Subject to the terms and conditions of this Agreement, at the Closing, Seller shall sell, assign, transfer and convey to Buyer, free and clear of all liens, claims, and encumbrances, and Buyer shall purchase, acquire and accept from Seller, all of Seller's right, title and interest in, all Seller's Assets including, but not limited to, the tangible and intangible assets described in this **Section 1.1** and **Schedules 1.0** and **1.1** but excluding (as of the Closing Date) cash, receivables, bookings charged previously (revenue recognized) with arrival dates on or after the Closing Date, accrued expenses, prepaid expenses, and automobile. All pending bookings which have not been charged as of Closing Date shall be for the Buyer's benefit. The assets being purchased by Buyer pursuant to this Agreement are collectively referred to herein as the "**Acquired Assets**." The Acquired Assets shall include all of Seller's right, title and interest in, to and under the following:

1.1.1 Tangible Personal Property and Intangible Assets

All items of tangible personal property and intangible assets including but not limited to domain names, websites owned and operated by Seller, and Seller's trade names and assumed names, including but not limited to the tangible personal property and intangible assets described in **Schedule 1.1**.

1.1.2 Certain Contracts

All rights and interests of Seller under all hotel contracts of Seller, including rate agreements and rate sheets with hotels, that have been made available by Seller to Buyer; and any agreements pertaining to the Business or with technology suppliers or other providers of goods and services to the Business, which have been provided by Seller to Buyer, including but not limited to the contracts described in **Schedule 1.0** (the "**Assigned Contracts**").

1.1.3 Claims

All assignable rights and claims of Seller, whether mature, contingent or otherwise, against third parties relating to the Acquired Assets, whether in tort, contract or otherwise, including, without limitation, causes of action, unliquidated rights or claims under or pursuant to all warranties, representations and guaranties made by manufacturers, suppliers or vendors and all noncompetition, nondisclosure and similar agreements with current or former employees of Seller, *provided*, *however*, that it is expressly agreed and understood between the Parties that all assets and all liabilities of Seller other than the Acquired Assets and Assumed Liabilities (as defined below) shall remain the property and/or the obligation of Seller and shall not be deemed to be Acquired Assets or Assumed Liabilities (collectively, the "**Excluded Liabilities**").

1.2 Assumption of Liabilities

Subject to and upon the terms and conditions of this Agreement, at the Closing, Buyer shall assume and become responsible for the obligations and liabilities of Seller arising out of or in connection with Assigned Contracts (which Buyer believes to be the contracts, rate agreements and rate sheets with the hotels, agreements pertaining to the business, agreements with technology suppliers such as Travel Tripper, ReservHotel and others, and the emails, websites, domain names, phone numbers and fax numbers associated with reservations bookings) ("**Assumed Liabilities**") excluding the office lease.

1.3 Assignment of Contracts and Rights

Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign any claim, contract, license or other agreement or any claim, right or benefit arising thereunder or resulting therefrom if the agreement to assign or attempt to assign, without the consent of a third party, would constitute a breach thereof or in any way adversely affect the rights of Seller or Buyer thereunder. Until such consent is obtained, or if an attempted assignment thereof would be ineffective or would adversely affect the rights of Seller or Buyer thereunder so that Buyer would not in fact receive all such rights, Buyer and Seller shall cooperate with each other in any arrangement designed to provide for Buyer the benefits of any such claim, contract, license or other agreement.

ARTICLE 2

PURCHASE PRICE

2.1 Purchase Price; Payment

(a) At the Closing, the aggregate consideration for the Acquired Assets of Seller (the "**Purchase Price**") shall be payable as follows: (i) Eight Hundred Thousand dollars ($800,000.00) in cash by wire transfer of immediately-available funds (the "**Cash Portion**"), and (ii) stock in the form of restricted Shares of Beneficial Interest of IHT representing a market value of Two Hundred Thousand dollars ($200,000) based on the average closing price of such securities on the Exchange (as defined below) for the 30 calendar days immediately preceding the Closing Date (as defined below) (the "**Securities**") provided Seller pays the balance of the Wells Fargo loan is expected not to exceed $85,000 toward full payoff. Seller is responsible to pay the remainder of the Wells Fargo loan, including any accrued interest or prepayment penalties assessed by Wells Fargo that exceeds $800,000.

(b) As additional consideration for Seller's sale of the Acquired Assets to Buyer, Buyer shall assume and agree to pay and perform the Assumed Liabilities pursuant to **Section 1.2** of this Agreement and the Assignment and Assumption Agreement.

(c) At the Closing, some or all of the Cash Portion shall be wired to Wells Fargo Bank, N.A., as directed by Seller, in order to fully repay that certain SBA Loan, dated December 29, 2010, #

0262938011-26/990934564, in the name of Vacation Technologies International, Inc. (the "**Wells Fargo Loan**").

2.2 Taxes and Expenses

The Purchase Price shall not include any taxes, charges, fees and expenses payable or assessable in connection with the sale and transfers contemplated by this Agreement ("**Transfer Taxes**"), all of which shall be borne by Buyer, if any. Buyer and Seller will pay their respective attorney fees and expenses. The parties shall utilize the fair market values of the Acquired Assets for the purpose of allocating the Purchase Price paid hereunder for the Acquired Assets for federal, state, local and other tax purposes. Each party shall report the federal, state, local and other tax consequences of the transactions contemplated by this Agreement in a manner consistent with **Schedule 2.2**.

2.3 Closing Deliveries

2.3.1 Seller's Closing Deliveries. At Closing, Seller shall deliver to Buyer each of the following items, duly executed and acknowledged where required:

(a) A completed and executed Assignment and Assumption Agreement substantially in the form attached to this Agreement as **Exhibit A** (the "**Assignment and Assumption Agreement**");

(b) A completed and executed Bill of Sale and Assignment from Seller substantially in the form attached to this Agreement as **Exhibit B** (the "**Bill of Sale**");

(c) The Seller Closing Certificate (as defined in **Section 6.1.4**); and

(d) Such other documents, instruments or certificates as Buyer reasonably may request, consistent with the terms of this Agreement.

2.3.2 Buyer's Closing Deliveries. At Closing, Buyer shall deliver to Seller each of the following items, duly executed and acknowledged where required:

(a) A certificate or certificates representing and evidencing the Securities determined in accordance with **Section 2.1(a)**, above, duly executed by authorized representatives of IHT, or, if delivered in electronic form, evidence that IHT has instructed its transfer agent to issue the Securities to Seller (the "**Certificates**");

(b) The Assignment and Assumption Agreement;

(c) The Buyer Closing Certificate (as defined in **Section 6.2.4**); and

(d) Such other documents, instruments or certificates as Seller reasonably may request, consistent with the terms of this Agreement.

2.4 Closing; Delivery of Acquired Assets

The closing under this Agreement shall take place at the offices of counsel to Seller, Perkins Coie LLP, 500 N. Akard Street, Suite 3300, Dallas, Texas 75201 on **January 8, 2016** or at such other location or time as the parties may agree upon (the "**Closing Date**") and shall be effective as of midnight Central Time on the Closing Date. Buyer shall be entitled to possession of the Acquired Assets as of the Closing Date. All costs and expenses associated with the removal, transportation and delivery of the Acquired Assets to Buyer shall be paid by Buyer and shall not be part of the Purchase Price.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer, which representations and warranties shall survive the execution and delivery of this Agreement to the extent provided herein, as follows:

3.1 Power and Authority; Enforceability; No Violation

Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Seller is duly qualified to do business as a foreign corporation in each jurisdiction where it is required to be so qualified and is in good standing in each such jurisdiction. Seller has full power and authority to execute, deliver and perform its obligations under this Agreement and the Transaction Documents and to consummate the transactions contemplated hereby and thereby. All actions on the part of Seller necessary for the authorization, execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been taken. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against it in accordance with its terms. The Transaction Documents will, when executed, constitute legal, valid and binding obligations of Seller enforceable against it in accordance with its terms.

3.2 Ownership of the Acquired Assets

Upon the repayment of the Wells Fargo Loan and the release of all leins thereunder, Seller will have good and marketable title to the Acquired Assets, free of all liens, claims and encumbrances. Upon consummation of the transactions contemplated hereby, Buyer will own the Acquired Assets free of all liens, claims and encumbrances.

3.3 Intellectual Property; Proprietary Rights

(a) All Internet domain names, trade names, registered copyrights, copyright registrations and copyright applications, trademark registrations and applications for registration, patents and patent applications, trademarks, and service marks that relate to the Acquired Assets, together with all other intellectual property rights owned by Seller and used in connection with the Acquired Assets and (i) all licenses, assignments and releases of intellectual property rights of others in material works embodied in the Acquired Assets, (ii) any and all intellectual property rights, licenses, databases, computer programs and other computer software user interfaces, know-how, trade secrets, customer lists, proprietary technology, processes and formulae, source code, object code, algorithms, architecture, structure, display screens, layouts, development tools, instructions, templates and marketing materials created by or on behalf of Seller, and (iii) inventions, trade dress, logos and designs created by or on behalf of Seller, as such related to the Acquired Assets, are referred to as **"Intellectual Property Rights**

(b) Seller has not received any notice or other claim from any person asserting that any of Seller's present activities infringe in any material respect or may infringe any Intellectual Property Rights of such person and the present business activities or products of Seller do not infringe any Intellectual Property Rights of others.

3.4 No Approvals or Notice Required; No Conflicts With Instruments

Except as set forth on **Schedule 3.4**, the execution, delivery and performance of this Agreement and the Transaction Documents by Seller and the consummation of the transactions contemplated hereby and thereby do not and will not (a) constitute a violation (with or without the giving of notice or lapse of time or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to Seller, (b) require any consent, approval or authorization of any

person, corporation, partnership, governmental or regulatory authority or other organization or entity (a "**Person**"), (c) conflict with or result in a breach of or constitute a default under any provision of any contract to which Seller is party or by which its assets are bound, or (d) conflict with or result in a breach of or constitute a default under any provision of the Articles of Incorporation or Bylaws of Seller.

3.5 Litigation

Seller has not received written notice from any governmental entity that consummation of the transactions contemplated by this Agreement would constitute a violation of any laws. There is no order, action, suit, proceeding, litigation or claim pending, or, to the knowledge of Seller, threatened, (a) against or affecting Acquired Assets or the Assumed Liabilities or (b) against or affecting Seller that would prohibit or materially impair Seller's ability to perform its obligations under this Agreement.

3.6 Accredited Investor Status and Investment Intent

Seller is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act of 1933, as amended (the "**Securities Act**"). Seller is agreeing to purchase the Securities solely for Seller's own account and for investment and not with a view toward the distribution thereof. Seller understands that the Securities will not be registered under the Securities Act or applicable state securities laws and, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available. Seller acknowledges that because of the restrictions on the transferability of the Securities, Seller must bear the economic risk of Seller's investment in the Securities. Seller has carefully reviewed and is familiar with the IHT SEC Documents (as hereinafter defined), including its last annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, and understands the contents thereof, including the risks associated with an investment in the Securities; Seller has been provided the opportunity, to Seller's satisfaction, to ask questions and receive answers concerning the terms and conditions of the issuance of the Securities; all of Seller's questions have been answered to Seller's satisfaction; and Seller has been supplied with all additional information requested and deemed necessary by Seller to make an investment decision with respect to the Securities.

3.7 Non-Affiliate Status

Upon the consummation of the transactions contemplated by this Agreement and this issuance of the Securities to Seller, Seller will not be an "Affiliate" (as that term is defined in Rule 501(b) of Regulation D, promulgated under the Securities Act) of IHT.

3.8 Exclusivity of Representations and Warranties

OTHER THAN THE REPRESENTATIONS AND WARRANTIES EXPRESSLY PROVIDED IN THIS ARTICLE 3, SELLER MAKES NO OTHER REPRESENTATIONS AND WARRANTIES WITH RESPECT TO ANY MATTERS, INCLUDING, BUT NOT LIMITED TO, THE STATUS, ENFORCEABILITY OR VALIDITY OF THE ASSIGNED CONTRACTS. SELLER DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO THE CONDITION, VALUE OR QUALITY OF THE ACQUIRED ASSETS, AND SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO SUCH ASSETS, ANY PART THEREOF, THE WORKMANSHIP THEREOF, AND THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT, IT BEING UNDERSTOOD THAT SUCH ASSETS ARE BEING ACQUIRED "AS IS, WHERE IS" ON THE CLOSING DATE, AND IN THEIR PRESENT CONDITION, EXCEPT IN EACH CASE AS EXPRESSLY SET FORTH HEREIN, AND BUYER SHALL RELY ON ITS OWN EXAMINATION AND INVESTIGATION THEREOF AS WELL AS THE REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH IN THIS AGREEMENT AND ANY CERTIFICATE OR OTHER

INSTRUMENT DELIVERED BY SELLER PURSUANT HERETO.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF BUYER AND IHT

Buyer and IHT jointly and severally represent and warrant to Seller, which representations and warranties shall survive the execution and delivery of this Agreement to the extent provided herein, as follows:

4.1 Power and Authority; Enforceability

(a) Buyer has full power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. All actions on the part of Buyer necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been taken or shall be taken prior to the Closing Date. This Agreement has been duly executed and delivered by Buyer and constitutes a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

(b) IHT has full power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. All actions on the part of IHT necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been taken or shall be taken prior to the Closing Date. This Agreement has been duly executed and delivered by IHT and constitutes a legal, valid and binding obligation of IHT, enforceable against IHT in accordance with its terms.

4 .2 No Approvals or Notices Required; No Conflicts With Instruments

The execution, delivery and performance of this Agreement by Buyer and IHT and the consummation of the transactions contemplated hereby shall not (a) constitute a violation (with or without the giving of notice or lapse of time or both) of any provision of law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to Buyer or IHT or (b) require Buyer or IHT to obtain any consent, approval or authorization of, or make any declaration, filing or registration with, any Person; in each case other than the approval by the Exchange (as hereinafter defined) of IHT's additional listing application for the Securities (the **"Exchange Approval"**) and filings with the Securities and Exchange Commission (the **"SEC"**).

4.3 Authorization and issuance of Securities

The Securities have been duly-authorized and, when issued and delivered in accordance with the terms of this Agreement, will have been validly-issued and will be fully-paid and non-assessable and the issuance thereof is not subject to any preemptive rights or rights of first refusal.

4.4 Non-Affiliate Status

Upon the consummation of the transactions contemplated by this Agreement and this issuance of the Securities to Seller, Seller will not be an "Affiliate" (as that term is defined in Rule 501(b) of Regulation D, promulgated under the Securities Act) of IHT, it being understood by Buyer from Seller that Seller does not beneficially hold any Shares of Beneficial Interest of IHT other than the Securities.

4.5 Capitalization; Public Filings

4.5.1 **Capitalization.** All of the issued and outstanding capital stock of IHT has been duly-authorized, is validly-issued, fully-paid, and non-assessable. IHT's capital stock is not subject to, nor was

it issued in violation of, any preemptive rights or rights of first refusal. Other than as disclosed in any registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished with the SEC by IHT (the "**IHT SEC Documents**"), except as set forth above, there are no outstanding or authorized options, warrants, rights, contracts, calls, puts, rights to subscribe, conversion rights, or other agreements or commitments providing for the issuance, disposition, or acquisition of any of IHT's capital stock (other than this Agreement).

4.5.2 Current Public Filings. IHT has timely filed with or furnished to, as applicable, the SEC all IHT SEC Documents since January 1, 2012 (the "**Current IHT SEC Documents**"). As of their respective filing dates (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), each of the Current IHT SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and the rules and regulations of the SEC thereunder applicable to such Current IHT SEC Documents. Other than as described in the Current IHT SEC Documents, none of the Current IHT SEC Documents, including any financial statements, schedules or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Other than as described in the Current IHT SEC Documents, each of the consolidated financial statements of IHT (including, in each case, any notes thereto) included in the Current IHT SEC Documents have been prepared in accordance with United States generally accepted accounting principles, as in effect from time to time, applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto). As of the date of this Agreement, neither IHT nor any of its subsidiaries has any pending or unresolved comments from the SEC or any other governmental entity with respect to any of the Current IHT SEC Documents.

ARTICLE 5

COVENANTS

5.1 Covenants of Seller

5.1.1 Reasonable Efforts; Consents. Seller shall use its commercially reasonable efforts to cause the transactions contemplated by this Agreement to be consummated in accordance with the terms hereof, and, without limiting the generality of the foregoing, to obtain all necessary approvals, consents, permits, licenses and other authorizations required in connection with this Agreement and the transactions contemplated hereby, including, without limitation, all governmental authorities and agencies and to make all filings with and to give all notices to third parties that may be necessary or reasonably required of Seller in order to consummate the transactions contemplated hereby.

5.2 Covenants of Buyer and IHT

5.2.1 Reasonable Efforts; Consents. Buyer and IHT shall use their respective commercially reasonable efforts to cause the transactions contemplated by this Agreement to be consummated in accordance with the terms hereof, and, without limiting the generality of the foregoing, to obtain all necessary approvals, consents, permits, licenses and other authorizations required in connection with this Agreement and the transactions contemplated hereby, including, without limitation, all governmental authorities and agencies and to make all filings with and to give all notices to third parties that may be necessary or reasonably required of Buyer in order to consummate the transactions contemplated hereby.

5.2.2 Resale; Legend Removal; Registration Rights.

5.3 Covenants of all Parties

5.3.1 Assumption of Lease. Prior to the Closing, IHT, Buyer and Seller agree to use commercially reasonable efforts to obtain the consent of all necessary parties to allow Buyer to sublease from Seller for a period of six (6) months following the Closing Date, the property described in that certain Sub-Lease Agreement, dated June 9, 2014, by and between Trinity Universal Insurance Company and Seller (the "**Sub-Lease Agreement**"). In the event that the consents necessary for such sublease are not obtained prior to the Closing, Seller will make available the property described in the Sub-Lease Agreement to Buyer at Seller's actual cost, pursuant to a services agreement in form and substance reasonably satisfactory to Buyer and Seller. Buyer agrees that Seller may continue to use one private office space for its own use.

5.3.2 Assumption of Telecommunication Contract. Prior to the Closing, IHT, Buyer and Seller agree to use commercially reasonable efforts to obtain the consent of all necessary parties to allow Buyer to assume from Seller for the remaining period, the services described in that certain Time Warner Cable Business Class Order #4317316, by and among Time Warner Cable Business Class and Seller (the "**TWC Agreement**"). In the event that the consents necessary for such assumption are not obtained prior to the Closing, IHT, Buyer and Seller will make available the services described in the TWC Agreement to Buyer at Seller's actual cost, pursuant to a services agreement in form and substance reasonably satisfactory to Buyer and Seller.

5.3.3 Employees. At the Closing, Seller shall terminate all then-employed employees of Seller and Buyer shall make an offer of employment to each of such employees other than one employee which Seller will place with one of its affiliates. Seller is responsible for paying out, though the Closing Date, to each of its employees all amounts owed for outstanding bonuses, sick and vacation pay, and any other accrued payments. Seller is responsible for timely paying all payroll liabilities incurred up to the Closing Date.

ARTICLE 6

CONDITIONS TO CLOSING

6.1 Conditions to Obligations of IHT and Buyer. The obligations of IHT and Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer's waiver, at or prior to the Closing, of each of the following conditions:

6.1.1 The representations and warranties of Seller contained in **Article 3** shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not be material.

6.1.2 Seller shall have duly performed and complied in all respects with all agreements, covenants and conditions required by this Agreement and each of the other documents to be delivered hereunder or in connection herewith (the "**Transaction Documents**") to be performed or complied with by it prior to or on the Closing Date.

6.1.3 Seller shall have delivered to Buyer duly executed counterparts to the Transaction Documents (other than this Agreement) and such other documents and deliveries set forth in **Section 2.3.1**.

6.1.4 Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in **Section 6.1.1** and **Section 6.1.2** have been satisfied (the "**Seller Closing Certificate**").

6.1.5 Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or

equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

6.1.6 Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying the names and signatures of the officers of Seller authorized to sign this Agreement, the Transaction Documents and the other documents to be delivered hereunder and thereunder.

6.1.7 Seller shall have received, and delivered to Buyer, a payoff letter with respect to the Wells Fargo Loan and consent from Wells Fargo Bank, N.A. with respect to the a lien release on the Acquired Assets of Seller upon repayment of the Wells Fargo Loan.

6.2 **Conditions to Obligations of Seller.** The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Seller's waiver, at or prior to the Closing, of each of the following conditions:

6.2.1 The representations and warranties of IHT and Buyer contained in **Article 4** shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not be material.

6.2.2 Buyer and IHT shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other Transaction Documents to be performed or complied with by it prior to or on the Closing Date and shall have obtained all consents set forth on **Schedule 6.2.2**.

6.2.3 Buyer and IHT shall have delivered to Seller the Certificates.

6.2.4 Seller shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of IHT and Buyer, that each of the conditions set forth in **Section 6.2.1** and **Section 6.2.2** have been satisfied (the "**Buyer Closing Certificate**").

6.2.5 Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of each of IHT and Buyer certifying that attached thereto are true and complete copies of all resolutions adopted by the board of trustees of IHT and analogous body of Buyer, as applicable, authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

6.2.6 Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of each of Buyer and IHT certifying the names and signatures of the officers of Buyer and IHT authorized to sign this Agreement, the Transaction Documents and the other documents to be delivered hereunder and thereunder.

ARTICLE 7

INDEMNITY; LIABILITY

7.1 **Survival; Exclusive Remedy**

7.1.1 **Survival.** Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the date that is two years from the Closing Date. None of the covenants or other agreements contained in this Agreement shall survive the Closing Date other than those which by their terms contemplate performance after the Closing Date, and each such surviving covenant and agreement shall survive the Closing for the period contemplated by its terms. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching Party to the breaching Party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of such survival period and such claims shall survive until finally resolved.

7.1.2 **Exclusive Remedy**. The Parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from fraud, criminal activity or willful misconduct on the part of a party hereto in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this **Article 7**. Nothing in this **Section 7.1.2** shall limit any Person's right to seek and obtain any equitable relief to which any Person shall be entitled or to seek any remedy on account of any party's fraudulent, criminal or intentional misconduct.

7.2 **No Other Representations**

Other than the warranties expressly provided in **Article 3** of this Agreement, Buyer agrees that Seller, its officers and directors are making no representation or warranty whatsoever, express or implied. FOR THE AVOIDANCE OF DOUBT, BUYER EXPRESSLY ACKNOWLEDGES THAT, OTHER THAN THE WARRANTIES EXPRESSLY PROVIDED IN ARTICLE 3 OF THIS AGREEMENT, THE ACQUIRED ASSETS ARE PROVIDED "AS IS," "WHERE IS" AND "WITH ALL FAULTS" AND WITHOUT ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE OR ANY OTHER IMPLIED WARRANTIES WHATSOEVER.

7.3 **Indemnification by Buyer and IHT**

From and after the Closing Date, except to the extent arising out of Seller's negligence or willful misconduct, Buyer and IHT shall, jointly and severally, indemnify and hold harmless Seller and its officers and directors from and against, and shall reimburse Seller and its officers and directors for, any and all claims, costs, demands, causes of action, suit or proceeding arising out of or in connection with:

7.3.1 Any inaccuracy in any representation or warranty made by Buyer in this Agreement or in any related document delivered pursuant hereto;

7.3.2 Any failure by Buyer to perform or comply with any covenant or agreement in this Agreement or any related document delivered pursuant hereto; or

7.3.3 The Assumed Liabilities.

7.3 Indemnification by Seller

From and after the Closing Date, except to the extent arising out of Buyer or IHT's negligence or willful misconduct, Seller shall indemnify and hold harmless Buyer and its officers, directors, trustees, managing members, controlling persons and agents from and against, and shall reimburse Buyer and its officers, directors, trustees, managing members, controlling persons and agents for, any and all claims, demands, causes of action, suit or proceeding arising out of or in connection with:

7.3.1 Any inaccuracy in any representation or warranty made by Seller in this Agreement or in any related document delivered pursuant hereto;

7.3.2 Any failure by Seller to perform or comply with any covenant or agreement in this Agreement or any related document delivered pursuant hereto; or

7.3.3 The Excluded Liabilities.

7.4 Limitation of Liability

7.4.1 No Indirect Damages. In no event shall either Party be liable to the other Party for damages resulting from breach of this Agreement (i) that were were not reasonably foreseeable as damages arising as a result of such act at the time of such act or (ii) of which the breaching Party was not advised prior to such breach.

7.4.2 Basket. In no event shall either Party be liable to the other Party (or such Party's respective officers, directors and other indemnified parties) pursuant to this **Article 7** for indemnification until the aggregate liability exceeds $50,000 (the "**Basket**"). In the event a breaching Party's liability for indemnification to the other Party (or such Party's respective officers, directors and other indemnified parties) exceeds $50,000, then the indemnification obligations of such breaching Party shall be payable from the first dollar.

7.4.3 Limitation. Except as set forth in **Section 7.4.4**, below, in no event shall either Party's aggregate liability arising out of or related to this Agreement exceed the Purchase Price.

7.4.4 The limitations and exclusions set forth in this **Section 7.4** shall not apply to damages or liabilities arising from the gross negligence or willful misconduct of a breaching Party or a Party's obligation to pay attorney's fees to the other Party.

ARTICLE 8

TERMINATION

8.1 Termination. This Agreement may be terminated at any time prior to the Closing:

8.1.1 By the mutual written consent of Seller and Buyer;

8.1.2 By Buyer by written notice to Seller if:

(a) Buyer is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Seller pursuant to this Agreement that would give rise to the failure of any of the conditions specified in **Article 6** and such breach, inaccuracy or failure cannot be cured by Seller by **January 8, 2016** (the "**Drop Dead Date**"); or

(b) any of the conditions set forth in **Section 6.2** shall not have been fulfilled by the Drop Dead Date, unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

8.1.3 by Seller by written notice to Buyer if:

(a) Seller is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Buyer pursuant to this Agreement that would give rise to the failure of any of the conditions specified in **Article 6** and such breach, inaccuracy or failure cannot be cured by Buyer by the Drop Dead Date; or

(b) any of the conditions set forth in **Section 6.1** shall not have been fulfilled by the Drop Dead Date, unless such failure shall be due to the failure of Seller to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

8.1.4 by Buyer or Seller in the event that:

(a) there shall be any law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited; or

(b) any governmental authority shall have issued a governmental order restraining or enjoining the transactions contemplated by this Agreement, and such governmental order shall have become final and non-appealable.

8.2 Effect of Termination. In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:

(a) as set forth in this **Article 8** and **Article 9**, hereof; and

(b) that nothing herein shall relieve any party hereto from liability for any intentional breach of any provision hereof.

ARTICLE 9

MISCELLANEOUS

9.1 Notices

All notices, claims and other communications hereunder shall be in writing and shall be made by hand delivery, registered or certified mail (postage prepaid, return receipt requested), telex or overnight air courier guaranteeing next-day delivery:

(a) If to Seller, to:

Vacation Technologies International, Inc.
12750 Merit Drive
Suite 1431
Dallas, Texas 75251
Attention: Rahul Vaid

Telephone: (972) 725-0304
Email: director@internationalvacation.com

with copies (which shall not constitute notice) to:

Perkins Coie LLP
500 N. Akard Street, Suite 3300
Dallas, Texas 75201
Attn: I. Bobby Majumder, Esq.
Email: BMajumder@perkinscoie.com

(b) If to Buyer, to:

Pamela Barnhill
President
IBC Hotels, LLC
InnSuites Hospitality Trust
1625 East Northern Avenue, Suite # 105
Phoenix, Arizona 85020
Telephone: (602) 944-1500
Email: pbarnhill@ibchotels.com

with copies (which shall not constitute notice) to:

Thompson Hine LLP
3900 Key Center
127 Public Square
Cleveland, Ohio 44114-1291
Attn: Jurgita Ashley, Esq.
Email: Jurgita.Ashley@ThompsonHine.com

or at such other address as any party may from time to time furnish to the other parties by a notice given in accordance with the provisions of this **Section 9.1**. All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; upon receipt, if mailed; when answered back, if telexed; and upon receipt, if sent by an overnight air courier service guaranteeing next-day delivery.

9.2 Entire Agreement

This Agreement, together with the Schedules hereto, and the Transaction Documents constitute the entire agreement among the parties concerning the subject matter hereof, supersedes all other agreements and understandings, whether oral or written, and may not be changed, modified, altered or terminated except by an agreement in writing executed by the parties hereto. Any waiver by any party of any of its rights under this Agreement or of any breach of this Agreement shall not constitute a waiver of any other rights or of any other or future breach.

9.3 Remedies Cumulative

Except as otherwise provided herein, each and all of the rights and remedies provided in this Agreement, and each and all of the rights and remedies allowed at law and in equity in like case, shall be cumulative, and the exercise of one right or remedy shall not be exclusive of the right to exercise or resort to any and all other rights or remedies provided in this Agreement or at law or in equity.

9.4 Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together constitute one and the same instrument.

9.5 Waivers

No provision of this Agreement shall be deemed waived by course of conduct, unless such waiver is in writing signed by the parties and stating specifically that it was intended to modify this Agreement.

9.6 No Assignment; Successors and Assigns

9.6.1 This Agreement may not be assigned (in whole or in part) by either party without the prior written consent of the other party. Any attempt by a party to assign this Agreement shall be *void ab initio*.

9.6.2 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.7 Further Assurances

Each party shall, at the request of any other party hereto from time to time, execute and deliver such other assignments, transfers, conveyances and other instruments and documents and do and perform such other acts and things as may be reasonably necessary or desirable for effecting complete consummation of this Agreement and the transactions contemplated hereby.

9.8 Governing Law; Jurisdiction

All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas. In furtherance of the foregoing, the internal law of the State of Texas shall control the interpretation and construction of this Agreement and the exhibits and schedules hereto, even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply. The parties agree that any legal action, suit or proceeding arising out of or relating to this Agreement or the agreements and transactions contemplated hereby shall be instituted in state or federal court located in Texas, which shall be the exclusive jurisdiction and venue of any legal proceedings, and each party hereto waives any objection which such party may now or hereafter have to the laying of venue of any such action, suit or proceeding.

9.9 Severability

In the event that any term or provision of this Agreement is determined to be illegal, invalid or unenforceable, the remainder of this Agreement shall continue in full force and effect, provided that such continuation would not materially alter the terms hereof or materially diminish the benefits or materially increase the burdens of this Agreement for any party.

[The remainder of this page is intentionally left blank.]

Schedule 1.0

Acquired Vendor Contracts

a. Assignment of sublease for lease of office buildings know as Park Central VII and Park Central IX for a period of 6 months after the Closing Date. After the Closing Date, Seller will be responsible for this contract and incur the respective expenses.

b. Assignment of Time Warner contract for a period after the Closing Date. After the Closing Date, Buyer will be responsible for this contract and incur the respective expenses.

c. Marketing Agent Contracts

- Alex Asidu-Antiwi
- Alex Churchill
- Cesar Vergas
- Gemma Lews
- Issam A Twaissi
- Kim Chi
- Klaus Schillinger
- Lerato Nonyane
- Navine Ochuka
- Philip Walusimbi
- Priscilla Biddle
- Ramon Miranda
- Simon Maingi
- Simon Maingi
- Whosyn Enterprise – Hussain Khalid
- Any and all other Marketing Agent Contracts

d. Technology Vendor Contracts

- ReservHotel
- TravelTripper

Schedule 1.1

Acquired Assets

a. List of Domain Names

Vacation Technologies International Inc.
Domain Names Owned -- Master List
Monday, January 4, 2016

AFRICAN-TULIP.COM
AFRICANREGENT.COM
AFWELLODGE.COM
AIRPORTHOTELGHANA.COM
ALADDINREDSEA.COM
ALDIARMINA.COM
ALDIARREGENCY.COM
ALLRIVIERARESORT.NET
AMETISHOTELS.COM
AQUARELLESVILLAS.COM
ARAWAKBEACHINN.COM
ARAWAKBEACHINN.NET
ARENASCANCUN.COM
ARENASCANCUNHOTEL.COM
AYCRESORT.COM
AZAMBEZIRIVERLODGE.COM
beachcrossvillas.com
BESTVACATIONDEAL.COM
BESTVACATIONDEALS.COM
BIGCAVECAMP.COM
BLUEHUTHOTEL.COM
BLUEORCHIDSHOTEL.COM
BOMANICAMP.COM
BUSUABEACH.COM
BUTTERFLYBEACH.NET
BUTTERFLYBEACHHOTEL.COM
BUTTERFLYBEACHRESORT.COM
CACAOBEACHRESORT.COM
CANCUNARENASHOTEL.COM
CARIBBEABAY.COM
CARIBBEABAYRESORT.COM

CARLTONINNATTOTEMLAKE.COM
CASAMEXICANAHOTEL.NET
CASASOLISABELA.COM
CHATEAUBLANCAPARTMENTS.COM
CHATEAUBLANCAPTS.COM
CHIPICANMOTEL.COM
CLUBALIGIO.COM
COLUMBUSHEIGHTS.COM
COOPMARENARESORT.COM
CORALMISTHOTEL.COM
CORALSEASGARDEN.COM
CORALSEASRESORT.COM
CORONADELMARBELIZE.COM
COSTADORADABEACHRESORTS.COM
COSTADORADARESORTS.COM
COSTADORADOBEACHRESORTS.COM
COSTADORADORESORTS.COM
COZYNESTGUESTHOUSE.COM
CRATERLAKECAMP.COM
CRATERSAFARILODGE.COM
CRESTABOSELE.COM
CRESTABOTSALOHOTEL.COM
CRESTACHURCHILL.COM
CRESTAGOLFVIEWHOTEL.COM
CRESTAJAMESON.COM
CRESTAJWANENGHOTEL.COM
CRESTALODGEGABORONE.COM
CRESTALODGEHOTEL.COM
CRESTAMAHALAPYE.COM
CRESTAMARANGHOTEL.COM
CRESTAMOWANASAFARI.COM
CRESTAOASIS.COM
CRESTAPRESIDENTHOTEL.COM
CRESTARILEYSMAUN.COM
CRESTASPRAYVIEWZIMBABWE.COM
CRESTATHAPAMAHOTEL.COM
CRYSTALPALMHOTEL.COM
CRYSTALPALMHOTELS.COM
DAHABOASIS.COM

DIAMONDSDREAMOFZANZIBAR.COM
DIAMONDSLAGEMMA.COM
DOMAINEDELANSEDESROCHERS.COM
DONARCADIA.COM
DONBEACHROAD.COM
DONEASTGATE.COM
DONJOHANNESBURG.COM
DONROSEBANK.COM
DONSANDTON.COM
ELEGANZIACONDOS.COM
ELEPHANTHILLSRESORT.COM
ELGRECOSUITESRESORT.COM
ELMINABEACHHOTEL.COM
ENYATILODGE.COM
FIREFLYCOTTAGESNEGRIL.COM
FOOTEPRINTS.NET
FOXINN.COM
FREEZONEPRINCESSCASINO.COM
FREEZONEPRINCESSHOTEL.COM
GALAPAGOSISLANDHOTEL.COM
GARRAWAYHOTEL.NET
GATESOFPARADISEHOTEL.COM
GIRASOLCANCUN.COM
GIRASOLHOTEL.COM
GLORYVILLAS.COM
GLORYVILLASHOTEL.COM
GOASIA4LESS.COM
GOCARIBBEAN4LESS.COM
GOCAYMAN4LESS.COM
GOCHINA4LESS.COM
GOEUROPE4LESS.COM
GOFLORIDA4LESS.COM
GOHAWAII4LESS.COM
GOJAMAICA4LESS.COM
GOLDBEACHRESORT.COM
GOLDENLEOPARDRESORT.COM
GOLFVILLAGEHOTEL.COM
GOMEXICO4LESS.COM
GOORLANDO4LESS.COM

GORGESLODGEZIMBABWE.COM
GORILLASAFARI-LODGE.COM
GOVEGAS4LESS.COM
GRANDHOTELDEPARIS.NET
GRANHOTELLASGALERAS.COM
GRANITERIDGEZIMBABWE.COM
GREATZIMBABWEHOTEL.COM
HAMEAUBEAUREGARD.COM
HAMEAUDEBEAUREGARD.COM
HARARESAFARI.COM
HARARESAFARILODGE.COM
HAWANERESORT.COM
HENNESSISHOTEL.COM
HENRYMORGANBEACHRESORT.COM
HISMAJESTYSHOTEL.COM
HOLYTRINITYHOTEL.COM
HONEYMOON4LESS.COM
HOSTALCONTINENTALPERU.COM
HOSTALMACHUPICCHU.COM
HOSTALPLAZAPERU.COM
HOSTALPRESIDENTE.COM
HOTEL-AFRICANA.COM
HOTELACROPOLISMAYA.COM
HOTELAMBASSADEUR.NET
HOTELANSEDESROCHERS.COM
HOTELARAWAK.COM
HOTELARAWAK.NET
HOTELBAEZCARRIZAL.COM
HOTELBASDUFORT.COM
HOTELBOLIVARPERU.COM
HOTELBRITANNIACOSTARICA.COM
HOTELCANELLABEACH.COM
HOTELCARACOLPLAZA.COM
HOTELCARAYOU.COM
HOTELCARAYOUMARTINIQUE.COM
HOTELCARVALLOCUENCA.COM
HOTELCARVALLOECUADOR.COM
HOTELCASABELLA.NET
HOTELCHEZJOSEPH.COM

HOTELDELAGALLERIA.COM
HOTELEDENPALM.COM
HOTELELSANTUARIO.COM
HOTELESCLUBDELSOL.COM
HOTELIMPERIALLASPERLAS.COM
HOTELINTERNATIONAL2000.COM
HOTELKAIRABA.COM
HOTELLAALDEA.COM
HOTELLAMADA.COM
HOTELLAPIEDRA.COM
HOTELMAGICACANTARRANA.COM
HOTELMANDELA.COM
HOTELMANSIONTARAHUMARA.COM
HOTELMERIEM.COM
HOTELMIRADORBARRANCAS.COM
HOTELNORDCHAMPAGNE.COM
HOTELPALACIODESAL.COM
HOTELPRESIDENTEPERU.COM
HOTELPUEBLODORADO.COM
HOTELPUNTACANAGRAND.COM
HOTELPUNTACOCLES.COM
HOTELPUNTAGALEON.COM
HOTELPUNTAGALEON.NET
HOTELPUNTAGALEONRESORT.NET
HOTELREGENTINTERCONTINENTAL.COM
HOTELROOMRENTALS.COM
HOTELSANTAANITA.COM
HOTELSIMPERIALCANCUN.COM
HOTELSOLISABELA.COM
HOTELVICTORIAUPN.COM
HOTELVILLABELLA.COM
HOTELVILLASVILMA.COM
HOTELVILLAVISTAARENAL.COM
HTAHOTEL.COM
INTERNATIONALHOTELROOM.COM
INTERNATIONALHOTELROOMS.COM
INTERNATIONALVACATION.COM
INTVAC.COM
ISLANDDREAMSRENTALS.COM

IVISITAFRICA.COM
JOHNSHALLADVENTURETOURS.COM
JOSHUAROSEGUESTHOUSE.NET
JUNGLEBAYRESORTANDSPA.COM
KEDARCOUNTRYHOTEL.COM
kedarheritagelodge.com
KILIFIBAYRESORT.COM
KUNDUCHIBEACHAPARTMENTS.COM
KUNDUCHIBEACHRESORT.COM
KWANTUHOTEL.COM
LAHAUTPLANTATION.COM
LAKEMANYARALODGETZ.COM
LAPAGERIEHOTEL.COM
LAPALMROYALBEACHHOTEL.COM
LAPEQUENACASITA.COM
LASGAVIOTASTAMARINDO.NET
LASSIRENASHOTEL.COM
LASUCRERIEDUCOMTE.COM
LEFLAMBOYANTSTMARTIN.COM
LEGENDGARDENCONDOS.COM
LEHAMEAUDEBEAUREGARD.COM
LEPARCQUITO.COM
LEVALLONRESIDENCE.COM
LEVANTMER.COM
LEVILLAGECREOLE.COM
LODGEATTHEANCIENTCITY.COM
LOSMANDARINOSHOTEL.COM
LTIAGADIRBEACHCLUB.COM
LTIBEACHRESORT.COM
LTIBEACHRESORTDR.COM
LUKEHOTEL.COM
MAASAIOSTRICH.COM
MANDELAHOTEL.COM
MANSIONTARAHUMAURA.COM
MANTENGACULTURALVILLAGE.COM
MAPENZIBEACH.COM
MASAIMARAFIGTREECAMP.COM
MATETSIWATERLODGE.COM
MATOBOHILLSLODGE.COM

MERICAHOTEL.COM
MERICAHOTELS.COM
MEXICOHOTELSGUIDE.COM
MILLGATEHOUSEHOTEL.COM
MIRAGETOBAGO.COM
MISIONHOTEL.COM
MISTYHILLSCOUNTRYHOTEL.COM
MISTYHILLSHOTEL.COM
MJIVILLAHOTEL.COM
MONDOTREE.COM
MONTERAYAPARTMENT.COM
MORGANSHARBOURHOTEL.COM
MURRAYHEIGHTS.COM
NAIROBIPACIFICHOTEL.COM
NATURAPARKBEACHECORESORT.COM
NATURAPARKBEACHRESORT.COM
NEGRILRELAX.COM
NEGRILRELAXRESORT.COM
NEGRILTREEHOUSE.COM
NEPTUNEPALMBEACH.COM
NEPTUNEPARADISEBEACH.COM
NEPTUNEPWANIBEACH.COM
NEPTUNEVILLAGEBEACH.COM
NEWAMBASSADORHOTEL.COM
NEWVICTORIAINN.NET
NOGAHILHOTEL.COM
NORDCHAMPAGNE.COM
NWRCAMPS.COM
OAKWOODHOTELNAIROBI.COM
OLDEANISAFARILODGETZ.COM
OLE-SERENI.COM
OLEDIANISAFARILODGE.COM
OUALIEBEACHRESORT.COM
PALMVIEWGUESTHOUSE.COM
PAPAGAYORESORTS.COM
PEACOCKCITYCENTER.COM
PEACOCKMILLENNIUM.COM
PEACOCKMILLENNIUMTOWERS.COM
PHHOTELSACCRA.COM

PHHOTELSGHANA.COM
PHOTW.COM
PICARDBEACHCOTTAGES.COM
PINKPANTHERHOTEL.COM
PORTSMOUTHBEACHHOTEL.COM
POSADABARRANCASHOTEL.COM
POSADADELHIDALGORESORT.COM
POSADASDELINCA.COM
PREMIUMHOTELSOFTHEWORLD.COM
PRINCESSBELIZE.COM
PRINCESSCOROZAL.COM
PRINCESSHOTELFREEZONE.COM
PWANIBEACH.COM
QUALTONHOTELS.COM
RAINBOWAMBASSADOR.COM
RAINBOWAZAMBEZIRIVERLODGE.COM
RAINBOWBULAWAYO.COM
RAINBOWKADOMAHOTEL.COM
RAINBOWVICTORIAFALLS.COM
REDHUTINN.COM
REESHOTELGHANA.COM
REINACUMAYASA.COM
REINACUMAYASABEACHRESORT.COM
RELAX-RESORT.COM
REZTRAV.COM
RIADKARAMHOTEL.COM
RIDGEHILLSUITES.COM
ROYALEHUMMINGBIRD.COM
ROYALINNPUNO.COM
ROYALPARKHOTELKUMASI.COM
RYADMOGADORAGADIR.COM
RYADMOGADORAGDAL.COM
RYADMOGADORESSAOUIRA.COM
RYADMOGADORGUELIZ.COM
RYADMOGADORHOTELS.COM
RYADMOGADORKASBAH.COM
RYADMOGADORMENARA.COM
RYADMOGADORMENZAH.COM
RYADMOGADOROPERA.NET

SABLESANDSLODGE.COM
SABLEVALLEYLODGE.COM
SANAGUSTINCOLONIAL.COM
SANAGUSTINDECALLO.COM
SANAGUSTINELDORADO.COM
SANAGUSTINEXCLUSIVE.COM
SANAGUSTINHOTELES.COM
SANAGUSTININTERNACIONAL.COM
SANAGUSTINMONASTERIO.COM
SANAGUSTINPARACAS.COM
SANAGUSTINPLAZA.COM
sanagustinposadamonasterio.com
SANAGUSTINRIVIERA.COM
SANAGUSTINURUBAMBA.COM
SEABREEZEBEACHHOTEL.COM
SEACLIFFRESORTSPA.COM
SEASPLASH.COM
SENTIDONEPTUNEBEACH.COM
SENTIDOPALMBEACH.COM
SENTIDOPARADISEBEACH.COM
SENTIDOVILLAGEBEACH.COM
SENTRIM680.COM
SENTRIMAMBOSELI.COM
SENTRIMBOULEVARD.COM
SENTRIMCASTLE.COM
sentrimelementaita.com
SENTRIMHOTELS.COM
SENTRIMMAASAI.COM
SENTRIMSAMBURU.COM
SENTRIMTSAVO.COM
SENZIGUESTHOUSE.COM
SENZIGUESTLODGE.COM
SHASHANILODGE.COM
SHAWPARKHOTEL.COM
SHIELDSNEGRIL.NET
SHIELDSNEGRILHOTEL.COM
SIKUMITREELODGE.COM
SIXEIGHTYHOTEL.COM
SKREGENCY.COM

SOLISABELA.COM
SONDELALODGE.COM
SPINDRIFTBELIZE.COM
SUGARCANEBARBADOS.COM
SUNBIRDHOTELS.COM
SUNFLOWERSEAVILLAS.COM
SUNSETONTHEBEACHRESORT.COM
SUNSETONTHECLIFFSRESORT.COM
SUTTONPLACEDOMINICA.NET
TABACONGRANSPA.COM
THEAFRICANREGENT.COM
THEBAOBABSEALODGE.COM
THEEVERGREENHOTEL.COM
THEFISHERMANSPOINT.COM
THEHARMONYSUITES.COM
THEHOTELALHAMBRA.COM
THEHUMMINGBIRDHOTEL.COM
THEHUMMINGBIRDSAINTLUCIA.COM
THEPLAYABLANCARESORT.COM
THEPOINTCONTADORA.COM
THERAINBOWTOWERS.COM
THESTILLPLANTATION.COM
THETRAVELCZAR.COM
THEWOODENHOUSEHOTEL.COM
TRANQUILITYCOVERESORT.COM
TRANSITLODGE.COM
TRESERVATIONS.COM
TROPICALDREAMBEACHRESORT.COM
TROPICALMANSIONSUITES.COM
TROPICALPARADISE-CAYECAULKER.COM
TRUEVINELODGE.COM
TSODILOLODGE.COM
TURQUOISERESIDENCE.COM
TURTLEBAYBEACHCLUB.COM
TUXEDOVILLASSTLUCIA.COM
UGANDAEXCLUSIVELODGES.COM
USHOTELS4LESS.COM
VFMSUITES.COM
VIKHOTELARENABLANCA.COM

VIKHOTELCAYENABEACH.COM
VILLABAYAHOTEL.COM
VILLAGECREOLEHOTEL.COM
VILLAGEHOTELJAMAICA.COM
VILLASVILMA.COM
VISIT2VISIT.COM
VISITCOSTABALLENA.COM
VISITTOVISIT.COM
WINDSORINNLODGE.COM
WOODENHOUSEHOTEL.COM
WORTHINGCOURTAPARTMENTS.COM
ZAKIHOTEL.COM
ZANZIBARBEACHRESORTTZ.COM

b. Tangible Assets

- 4 Desks
- 23 Chairs
- 7 Computers
- 3 Printers
- 1 Scanner
- 11 Cabinets
- 1 Fax Machine
- 1 Table
- 1 Conference Table
- 1 Server
- 5 Monitors
- 1 Phone System

c. List of reservation phone numbers and fax numbers

d. List of emails

Exhibit A

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is made by and between Vacation Technologies International, Inc. d/b/a International Vacation Hotels, a Texas corporation ("**Seller**"), InnSuites Hospitality Trust, an Ohio unincorporated real estate investment trust (**"IHT"**), and IBC Hotels, LLC, an Arizona limited liability company ("**Buyer**") ("Buyer") as of January 08, 2016.

RECITALS

Under an ASSET PURCHASE AGREEMENT (the "Purchase Agreement") by and between Buyer and Seller, Buyer has agreed to purchase and acquire certain assets used in connection with Seller's business and assume certain related liabilities. Capitalized terms used in this Agreement and not otherwise defined shall have the same meaning ascribed to such term in the Purchase Agreement.

THEREFORE, the parties agree as follows:

1. For good and valuable consideration to it paid, the receipt of and sufficiency of which is hereby acknowledged, Seller does hereby sell, assign, convey and transfer to Buyer or its designees, and their successors and assigns, all of Seller's right, title and interest in, to and under the Acquired Assets (to the extent not separately sold, assigned, conveyed or transferred pursuant to other agreements, documents or instruments between the parties). Subject to and upon the terms and conditions of the Purchase Agreement, Buyer hereby assumes and agrees to become responsible for the Assumed Liabilities (to the extent not separately assumed pursuant to other agreements, documents or instruments between the parties).

2. Nothing contained in this Agreement shall be deemed to deprive Buyer of any good faith defenses, setoffs or counterclaims that Seller may have or which Buyer shall have with respect to any of the obligations and liabilities hereby assumed (the "Defense and Claims"). Seller hereby transfers, conveys and assigns to Buyer all Defenses and Claims and agrees to cooperate with Buyer to maintain, secure, perfect and enforce such Defenses and Claims, including the signing of any documents, the giving of any testimony or the taking of any other action as is reasonably requested by Buyer in connection with such Defenses and Claims.

3. Each of Buyer and Seller, by its execution of this Agreement, hereby acknowledges and agrees that the rights and remedies of either party under the Purchase Agreement shall not be deemed to be enlarged, modified or altered in any way by such execution and acceptance of this instrument.

4. This Agreement may be signed in two or more counterparts, each of which shall be an original but which together shall constitute a single instrument.

5. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

6. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7. Each party shall, at the request of any other party hereto from time to time, execute and deliver

Exhibit B

BILL OF SALE AND ASSIGNMENT

Vacation Technologies International, Inc. d/b/a International Vacation Hotels, a Texas corporation ("Seller"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and pursuant to an Asset Purchase Agreement (the "Purchase Agreement") by and between Seller and IBC Hotels, LLC ("Buyer"), and notwithstanding that certain assets may also be transferred by separate instrument, does hereby sell, transfer, convey, assign and deliver to Buyer or its designees, and their successors and assigns, to have and hold forever, without limitation, all of Seller's right, title and interest in, to and under the Acquired Assets.

Capitalized terms not defined in this instrument shall have the meanings ascribed to them in the Purchase Agreement.

Seller warrants that it is the true and lawful owner of all interests in the Acquired Assets and that the Acquired Assets are free and clear of all liens, mortgages, pledges, security interests, charges, restrictions, encumbrances, assessments, claims and burdens of every kind or nature whatsoever.

The parties further agree as follows:

1. Seller shall, at the reasonable request of Buyer, execute and deliver, and will cause its employees and agents to execute and deliver, such further instruments of sale, transfers, conveyance and assignment, and take such other action as may be reasonably required to more effectively sell, transfer, convey, assign and deliver to, and vest in, Buyer, its successors and assigns, title to the Acquired Assets and/or the rights assigned to Buyer under this instrument, and to put Buyer in actual possession and operation control of the Acquired Assets and such rights.

2. This instrument has been executed and delivered by Seller pursuant to the Purchase Agreement and is to be construed consistently with the Purchase Agreement.

3. Seller by its execution of this instrument and Buyer by its acceptance hereof each acknowledges and agrees that the conveyances and assignments granted pursuant to this instrument are made in accordance with and subject to the Purchase Agreement and that neither the representations and warranties nor the rights and remedies of any party under the Purchase Agreement shall be deemed to be enlarged, reduced, modified or altered by reason of this instrument.

4. This Agreement may be signed in two or more counterparts, each of which shall be an original but which together shall constitute a single instrument.

5. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

6. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.